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                                                                   Exhibit 10.47

     This MODIFICATION TO AGREEMENT, dated as of this 23rd day of January, 2002,
by and between                            (the "Employee") and LANDAMERICA
               --------------------------
FINANCIAL GROUP, INC., a Virginia corporation (the "Employer").

                                    Recitals
                                    --------

     The Employee and the Employer entered into a Split-Dollar Agreement on
                   (the "Agreement"). [The Employee and the Employer then
------------------
entered into a Modification to said Agreement dated                 . OR The
                                                    ----------------
Employee and the Employer then entered into a Modification to said Agreement
dated                  and an additional Modification to said Agreement dated
      ----------------
                 .] The Employer wishes to remove the vesting requirement set
-----------------
forth in Section 4 of the Agreement. The Employee consents to the modification and reaffirms his desire to participate in this program to the extent provided in the Agreement, as modified, and in this Modification to Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the Employee and the Employer agree as follows:

     1. Employer's Interest in Policy. Section 4 of the Agreement, is hereby
        -----------------------------
deleted in its entirety and the Agreement is modified to include the following in place of the deleted language:

               4. Employer's Interest in Policy. In the case of the Employee's
                  -----------------------------
     death while this Agreement is in effect, the Employer's interest in the Policy (the "Employer's Interest in the Policy") shall be equal to the total premiums theretofore paid on the Policy by the Employer, reduced by any loans made or charged against the Policy by the Employer. In all cases other than the Employee's death: (a) during the first ten years following the date of this Agreement, the Employer's Interest in the Policy shall be equal to the total premiums theretofore paid on the Policy by the

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     Employer, reduced by any loans made or charged against the Policy by the Employer; or (b) after the expiration of ten years from the date of this Agreement, the Employer's Interest in the Policy shall be equal to the lesser of (i) the cash surrender value of the Policy at the time such amount is to be determined, or (ii) the total premiums theretofore paid on the Policy by the Employer, reduced by any loans made or charged against the Policy by the Employer.

     2. Miscellaneous.
        -------------

          (a) This Modification to Agreement shall bind the Employer, its successors and assigns, the Employee, his or her transferee and any Policy beneficiary.

          (b) This Modification to Agreement may be altered, amended or modified by written agreement signed by the Employer and the Employee, or his or her transferee. The laws of the Commonwealth of Virginia shall govern this Modification to Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement in more than one counterpart, each of which is an original.

                                               LANDAMERICA FINANCIAL GROUP, INC.


                                               By:
                                                  -----------------------------
                                               Its: Chief Executive Officer


                                               -------------------------------
                                               [EMPLOYEE]

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                     LANDAMERICA FINANCIAL GROUP, INC.

                     Schedule to Modification Agreement

                              Named Executive Officers
                              ------------------------

                              Charles H. Foster, Jr.
                              Janet A. Alpert
                              Theodore L. Chandler, Jr.
                              G.William Evans
                              Karen L. Schmidt

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